UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2024

ATLANTIC INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230 Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)

(201) 899-4470

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2024, Atlantic International Corp., a Delaware corporation (“Atlantic” or the “Company”), Staffing 360 Solutions, Inc. a Delaware corporation (“STAF”), and A36 Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into STAF, with STAF surviving as a wholly-owned subsidiary of the Company (the “Merger”). Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, each share of the issued and outstanding common stock of STAF, par value $0.00001 per share (the “STAF Common Stock”) immediately prior to the effective time of the Merger, other than certain excluded shares and dissenting shares, will be canceled and converted into the right to receive a number of shares of validly issued, fully paid and nonassessable shares of common stock of Atlantic, par value of $0.00001 per share (the “Atlantic Common Stock”), equal to the Exchange Ratio (as defined in the Merger Agreement), with any resulting fractional shares to be rounded to the nearest whole share.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. In addition, in each case, prior to the filing with the U. S. Securities and Exchange Commission (the “SEC”) of a Registration Statement on Form S-4 by Atlantic in connection with the Merger, (i) Atlantic has agreed to cause the Atlantic Common Stock to be uplisted to a national securities exchange, and (ii) Atlantic and STAF have agreed to negotiate and agree to the terms of amended employment agreements with Brendan Flood and Alicia Barker, as President and Executive Vice President, respectively, of STAF.

Conditions to Each Party’s Obligations

The obligations of each of the Company and STAF to consummate the Merger are subject to certain closing conditions, including, but not limited to, at or prior to the consummation of the Merger (the “Closing”), STAF having, among other things, (A) entered into a signed settlement agreement with the appropriate Jackson Investment Group LLC (“Jackson”) party, pursuant to which (i) all interest accrued and payable to appropriate Jackson party will be waived or forgiven and (ii) the principal amount of the outstanding Amended and Restated Senior Secured 12% Promissory Note and the outstanding 12% Senior Secured Promissory Note issued to Jackson will be converted into a certain number of shares of preferred stock of STAF to be agreed to by the applicable parties which shall then, depending on certain conditions, be converted into up to 5,600,000 shares of Atlantic Common Stock, all shares subject to a one-year lockup; (B) entered into signed agreements, pursuant to which (i) any amounts owed in Earned Contingent Cash Payment (as defined in the Merger Agreement) shall be converted into 5,000,000 shares of STAF’s Series H Convertible Preferred Stock (the “Series H Preferred Stock”), following which all such shares of Series H Preferred Stock shall then be converted into 3,500,000 shares of Atlantic Common Stock with all shares subject to a six-month lock-up, 1,750,000 shares subject to a three-month lockup starting on six months after Closing until nine months after Closing, and 875,000 shares subject to a three-month lock-up starting on nine months after Closing until 12 months after Closing when all lockups will then be terminated; (C) entered into a signed agreement with Atlantic and Merger Sub, pursuant to which STAF shall issue to Chapel Hill Partners, LP (“Chapel Hill”) 100,000 shares of STAF Common Stock on terms to be mutually agreed upon; and (D) entered into a signed agreement with the Internal Revenue Service concerning the terms of a settlement mutually agreeable to Atlantic. Additionally, pursuant to the Merger Agreement, Atlantic shall pay to STAF $5,500,000 at the Closing, which such funds shall be used by STAF solely to repay its indebtedness.

Pursuant to the terms of the Merger Agreement, STAF has also agreed to hold a special meeting of its stockholders (the “Special Meeting”) to submit the following matters to its stockholders for their consideration: (i) the approval of the receipt of Atlantic Common Stock in the Merger and the change of control of STAF, (ii) the authorization of a change in the Board of Directors of STAF as mutually agreed with Atlantic, (iii) such other related matters and business as may properly come before the Special Meeting or any adjournments or postponements thereof, and (iv) the adjournment of the Special Meeting, if necessary or desirable in the reasonable determination of STAF. In connection with these matters, the Company and STAF intend to file with the SEC a proxy statement for the purpose of submitting proxies for STAF stockholders for the above described matters to be acted upon at the Special Meeting and a Registration Statement on Form S-4 on connection with the distribution of Atlantic Common Stock, as described above, of which such proxy statement will form a part. Each of the Company and STAF shall file with the SEC all other required documents to be contemplated thereby.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing including (i) by the mutual written consent of the Company and STAF, (ii) by either the Company or STAF upon a material breach of certain covenants or agreements by the other, (iii) if the transactions contemplated by the Merger Agreement have not been consummated by December 31, 2024, subject to certain exceptions; (iv) by either the Company or STAF if the Special Meeting has concluded and the stockholders of STAF have duly voted and the required approval has not been obtained, and (v) by either the Company or STAF if any forewarned Governmental Authority (as defined) permanently enjoins, restrains, or otherwise prohibits the Merger in a final and non-appealable action.

If the Merger Agreement is validly terminated, none of the parties to the Merger will have any liability or any further obligation under the Merger Agreement, except in the case of any willful and knowing willful breach or fraud.

The Merger Agreement and above description have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement is not complete and is qualified in all respects to the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release announcing the entry into the Merger Agreement. The Company undertakes no obligation to update, supplement or amend the materials attached hereto.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Important Information about the Merger and Where to Find It

In connection with the Merger, the Company will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a consent solicitation or proxy statement, as applicable, pertaining to the Company and STAF. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Merger and is not a substitute for any other documents that the Company may file with the SEC. It is not intended to form the basis of any investment decision or any other decision in respect to the Merger. Investors and stockholders will be able to obtain free copies of the consent solicitation statement or proxy statement, as applicable. and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.atlantic-international.com), where anyone will be able to obtain free copies of the consent solicitation statement or proxy statement and other documents filed by the Company with the SEC.

Forward-Looking Statements Regarding the Merger

This Current Report, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including statements regarding the benefits of the Merger, the anticipated timing of the completion of the Merger, the services offered by Atlantic and the markets in which Atlantic plans to operate, the advantages of Atlantic’s services, Atlantic’s competitive landscape and positioning, and Atlantic’s growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, and STAF and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger;

●	the outcome of any legal proceedings that may be instituted against the Company or STAF related to the Merger;

●	failure of the Company and STAF to realize the anticipated benefits of the Merger;

●	the inability of Atlantic to satisfy the initial listing criteria of the Nasdaq Global Market (“Nasdaq”) or obtain Nasdaq approval of the listing of the combined company on Nasdaq;

●	the risk that the price of shares subsequent to the Merger may be volatile due to a variety of factors, including, but not limited to, changes in the highly competitive industry in which Atlantic operates, variations in performance across competitors, changes in laws and regulation that may impose additional costs and compliance burdens on Atlantic’s operations, macro-economic and social environments affecting Atlantic’s business and changes in the combined capital structure;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Merger;

●	the risk that Atlantic may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern; and

●	the risk that Atlantic’s estimates of market demand may be inaccurate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1+	Agreement and Plan of Merger among Staffing 360 Solutions, Inc, A36 Merger Sub Inc. and Atlantic International Corp, dated November 1, 2024.
99.1	Press Release, dated November 4, 2024 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2024	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer

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